SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2004
(Date of earliest event reported)

Commission File No. 1-6695

JO-ANN STORES, INC.
(Exact name of Registrant as specified in its charter)

Ohio	34-0720629
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

5555 Darrow Road, Hudson, Ohio	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1 Press Release

Item 12. Results of Operations and Financial Condition.

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

     On May 17, 2004, Jo-Ann Stores, Inc. issued a press release announcing, among other information, its earnings for the period ended May 1, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JO-ANN STORES, INC. (Registrant)

Date: May 18, 2004	By: /s/ Brian P. Carney

	Name:	Brian P. Carney
	Title:	Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Jo-Ann Stores, Inc., dated May 17, 2004.